SCUDDER
                                                                     INVESTMENTS



Supplement to the currently effective Statement of Additional Information for The Japan Fund, Inc., dated May 1, 2001:

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor of The Japan Fund, Inc., was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.. This supplement reflects the changes to disclosure in the Statement of Additional Information of The Japan Fund, Inc. as a result of this transaction.


The following replaces related information in the Fund's Statement of Additional Information regarding the investment advisor, with the exception of any information regarding fees paid by the Fund to the Advisor:


Investment Manager


Effective April 5, 2002, Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, acts as the investment advisor for the Fund pursuant to an interim agreement that complies with the requirements of Rule 15a-4 under the Investment Company Act of 1940, as amended. The interim management agreement contains the same terms and conditions as the previous investment management agreement, except to the extent necessary to comply with Rule 15a-4, and is in effect until September 2, 2002 or until shareholders approve a new investment management agreement or it is otherwise terminated.

Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder is part of Deutsche Asset Management, which is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Bankers Trust Company (to be renamed Deutsche Bank Trust Company Americas on April 15, 2002) and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.




April 12, 2002